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Exhibit 99.4

FORM OF
AMENDED AND RESTATED
DECLARATION OF TRUST

OF

INFORMATION RESOURCES, INC. LITIGATION

CONTINGENT PAYMENT RIGHTS TRUST

i

ii

AMENDED AND RESTATED DECLARATION OF TRUST

        This Amended and Restated Declaration of Trust (this "Declaration" or this "Agreement") dated as of [    ], 2003, and to be effective as of the Acceptance Date (as defined herein), by the Trustees (as defined herein), Information Resources, Inc. (along with its successors, the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Information Resources, Inc. Litigation Contingent Payment Rights Trust (the "Litigation Trust") to be issued pursuant to this Declaration;

        WHEREAS, Delaware Trustee (as defined herein) and the Sponsor, by Declaration of Trust, dated and effective as of [September [    ], 2003] (the "Original Declaration"), and by a Certificate of Trust filed with the Secretary of the State of Delaware on the same date, established a statutory trust under the Delaware Statutory Trust Act;

        WHEREAS, the Institutional Trustee, the Delaware Trustee and the Sponsor, by this declaration, hereby amend and restate the Original Declaration as set forth herein;

        WHEREAS, the Sponsor has entered into an Agreement and Plan of Merger, dated as of September [    ], 2003 (the "Merger Agreement"), with Gingko Corporation ("Parent") and Gingko Acquisition Corp. ("Merger Sub"), providing for the commencement by Parent and Merger Sub of a tender offer (the "Offer") to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Sponsor, together with the associated preferred share purchase rights (the "Common Stock"), at a purchase price per share of Common Stock of one CVR Certificate (as defined herein) and $3.30 per share, net to the seller in cash, without interest, on the terms and subject to the satisfaction of the conditions set forth in the Merger Agreement;

        WHEREAS, nothing in this Declaration shall be deemed to be or to effect an assignment (within the meaning of 31 U.S.C. 3727) of the Litigation; and

        WHEREAS, as of the date hereof, no interests in the Litigation Trust have been issued;

        NOW, THEREFORE, it being the intention of the parties hereto to continue the existence of the Litigation Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Litigation Trust will be held in trust for the benefit of the holders of the beneficial interests in the assets of the Litigation Trust, subject to the provisions of this Declaration.

ARTICLE I.
INTERPRETATION AND DEFINITIONS

        Section 1.01    Definitions.    Unless the context otherwise requires:

          (a)   capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

          (b)   a term defined anywhere in this Declaration has the same meaning throughout;

          (c)   all references to "the Declaration" or "this Declaration" are to this Declaration, in its entirety, as modified, supplemented or amended from time to time, and not to any particular Article, Section or subsection;

          (d)   all references to "herein" or "hereunder" refer to this Declaration in its entirety, as modified, supplemented or amended from time to time, and not to any particular Article, Section or subsection;

          (e)   all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

          (f)    a reference to the singular includes the plural and vice versa; and

          (g)   a reference to the masculine includes the feminine and vice versa.

        "Acceptance Date" means the date of this Agreement.

        "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor Rule thereunder.

        "Agreement" has the meaning set forth in the preamble hereof.

        "Authenticating Agent" has the meaning set forth in Section 6.01(c)

        "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

        "Beneficial Ownership" has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act in effect on the date hereof.

        "Book Entry Interest" means a beneficial interest in one or more Global CVR Certificates, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 8.02.

        "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in Wilmington, Delaware are permitted or required by any applicable law to close.

        "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the CVR Certificates and in whose name (or in the name of a nominee of that organization) shall be registered a Global CVR Certificate and which shall undertake to effect book entry transfers and pledges of the CVR Certificates.

        "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

        "Commission" means the Securities and Exchange Commission.

        "Commitment" means the obligation of Parent to pay to the Trust from time to time the CVR Payment Amounts.

        "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at One Rodney Square, Suite 102, 920 King Street, New Castle County, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, facsimile number (302) 888-7544.

        "CVR Agreement" means the Contingent Value Rights Agreement of even date herewith among the Litigation Trust, the Sponsor, Parent, Merger Sub and the other persons party thereto.

        "CVR Certificates" means the Contingent Value Right Certificates, including the Contingent Value Right Certificates issued upon the Acceptance Date and any other Contingent Value Rights Certificates issued by the Litigation Trust.

        "CVR Payment Amount" means any payment received by the Trust pursuant to Section 2.3(a) of the CVR Agreement.

        "CVR Payment Amount Account" has the meaning set forth in Section 3.11(d)(ii)(B).

        "CVR Rights Agents" has the meaning set forth in the CVR Agreement.

        "Damages" has the meaning set forth in Section 10.04(a).

        "Declaration" has the meaning set forth in the preamble hereto.

        "Default Rule" means a rule stated in the Statutory Trust Act that (i) structures, defines or regulates the finances, governance, operations or other aspects of a Delaware statutory trust organized under the Statutory Trust Act and (ii) applies except to the extent it is negated or modified through the provisions of a governing instrument.

        "Definitive CVR Certificate" has the meaning set forth in Section 6.03(b).

        "Delaware Trustee" has the meaning set forth in Section 3.03(a).

        "Depositary" means, with respect to the CVR Certificates, DTC or another Clearing Agency.

        "DTC" means The Depository Trust Company, New York, New York, the initial Clearing Agency.

        "Effective Time" has the meaning set forth in the Merger Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

        "Fiscal Year" has the meaning set forth in Section 11.01.

        "Gingko Group" means Parent, and any of its respective successors, subsidiaries and Affiliates and the subsidiaries and Affiliates of its respective successors, including without limitation the Sponsor and its Affiliates and subsidiaries after the Merger.

        "Global CVR Certificate" has the meaning set forth in Section 6.03(b).

        "Holder" means a Person in whose name a CVR Certificate is registered on the register maintained by the Registrar pursuant to Section 6.02, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

        "Indemnified Person" means (a) the Institutional Trustee, the Delaware Trustee, any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, stockholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee; (b) any Litigation Trustee; (c) any Affiliate of any Litigation Trustee; (d) any partners, employees, representatives, agents, counsel and other advisors of any Litigation Trustee; (e) the Rights Agents and (f) any officer, employee, representative, agent, counsel or other advisors of the Litigation Trust or its Affiliates.

        "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 3.04 and duly appointed pursuant to this Declaration.

        "Investment Company" means an investment company as defined in the Investment Company Act.

        "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

        "Litigation" has the meaning set forth in the CVR Agreement.

        "Litigation Proceeds" has the meaning set forth in the CVR Agreement.

        "Litigation Trust" has the meaning set forth in the first paragraph of this Declaration.

        "Litigation Trustees" has the meaning set forth in Section 3.07(a).

        "Litigation Trust Property" means (a) the CVR Agreement and all proceeds and rights in respect of the CVR Agreement and (b) any other assets that may be held from time to time by the Litigation Trust.

        "Litigation Trust Purpose" shall have the meaning set forth in Section 2.03(a).

        "Merger" has the meaning set forth in the Merger Agreement.

        "Merger Agreement" has the meaning set forth in the recitals hereof.

        "Non-Cash Proceeds" has the meaning set forth in the CVR Agreement.

        "Officers' Certificates" means, (i) with respect to any Person other than Litigation Trustees, a certificate signed by an Authorized Officer of such Person, and (ii) with respect to the Litigation Trustees, a certificate signed by a majority of the Litigation Trustees then in office. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in the Declaration shall include:

          (i)    a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer or Litigation Trustee in rendering the Certificate; and

          (ii)   a statement as to whether, in the opinion of each such Authorized Officer or Litigation Trustee, such condition or covenant has been complied with.

        "Parent" has the meaning set forth in the recitals hereof.

        "Paying Agent" has the meaning specified in Section 6.02.

        "Payment Amount" shall mean an amount to be paid to a Holder of a CVR pursuant to this Declaration.

        "Permitted Investment" means Cash Equivalents as defined in the CVR Agreement.

        "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

        "Registrar" has the meaning set forth in Section 6.02.

        "Relevant Trustee" has the meaning set forth in Section 3.05(a).

        "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any managing director, vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee, in each case with direct responsibility for carrying out the responsibilities of the Institutional Trustee hereunder and also means, with respect to a particular Litigation Trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

        "Rights Agents" means those individuals acting as Rights Agents under the CVR Agreement.

        "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

        "Securities Law Requirements" means the securities laws applicable to the Litigation Trust and the rules and regulations of Nasdaq National Market or such other securities exchange as may be applicable.

        "Sponsor" has the meaning set forth in the first paragraph of this Agreement.

        "Sponsor Group" means Sponsor, any Affiliate of Sponsor, their respective successors and assigns, and any officers, directors, stockholders, members, partners, employees, representatives, custodians, nominees or agents of any such Person.

        "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code sec. 3801 et seq., as it may be amended from time to time, or any successor legislation.

        "Successor Certificates" has the meaning set forth in Section 2.05(b)(i)(B).

        "Successor Delaware Trustee" has the meaning set forth in Section 3.05(b).

        "Successor Entity" has the meaning set forth in Section 2.05(b)(i).

        "Successor Institutional Trustee" has the meaning set forth in Section 3.05(b).

        "Transfer Agent" has the meaning set forth in Section 6.02.

        "Trustee" or "Trustees" means each Person who has signed this Declaration as a Trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Institutional Trustee, Delaware Trustee or Litigation Trustee in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as Trustees hereunder.

ARTICLE II.
ORGANIZATION

        Section 2.01    Name.    The Litigation Trust shall continue to be named "Information Resources, Inc. Litigation Contingent Payment Rights Trust," as such name may be modified from time to time by the Litigation Trustees following written notice to the Holders. The Litigation Trust's activities may be conducted under the name of the Litigation Trust or any other name deemed advisable by the Litigation Trustees.

        Section 2.02    Office.    The address of the principal office of the Litigation Trust on the date of execution of this Declaration is:

  Information Resources, Inc. Litigation Contingent Payment Rights Trust c/o Information Resources, Inc., 150 North Clinton Street, Chicago, Illinois 60661

On ten Business Days written notice to the Holders, the Sponsor and the Institutional Trustee, the Litigation Trustees may designate another principal office.

        Section 2.03    Purposes and Powers of the Litigation Trust.

        (a)   The exclusive purposes and functions of the Litigation Trust (each, a "Litigation Trust Purpose") are, and the Litigation Trust shall have the power and authority (i) to hold and enforce the CVR Agreement, for the purpose of, and in a manner consistent with, achieving the realization and distribution of amounts payable pursuant to the CVR Agreement; (ii) to issue the CVR Certificates as provided herein; (iii) upon receipt of payments of the CVR Payment Amount pursuant to the CVR Agreement, to distribute the CVR Payment Amount as provided herein; and (iv) to incur indebtedness or issue additional CVR Certificates in accordance with Sections 2.03(c) and 2.03(d). Anything to the contrary herein or in the Statutory Trust Act notwithstanding, the Trustees shall not at any time, on behalf of the Litigation Trust or the Holders, enter into or engage in any profit-making trade or business, and the Trustees shall have no powers to take, and shall not take, any actions hereunder other than such as are reasonably necessary and incidental to the achievement of the foregoing exclusive Litigation Trust Purposes.

        (b)   Notwithstanding anything in this Declaration or in any Default Rule of the Statutory Trust Act to the contrary, no Trustee shall have any power to (i) modify the terms of the CVR Agreement, (ii) invest money held by the Litigation Trust except amounts held pursuant to Sections 3.11(d)(ii)(B)

hereof pending their use to pay expenses or make distributions, or (iii) after the Acceptance Date, issue any CVR Certificates except as provided herein.

        (c)   In order to raise funds for, or meet its obligation to pay, expenses reasonably necessary to preserve or protect assets of the Litigation Trust or to administer the Litigation Trust (including, without limitation, expenses related to the liability and indemnification obligations of the Litigation Trust), and solely in furtherance of Litigation Trust Purposes, the Litigation Trustees on behalf of the Litigation Trust may undertake the following:

          (i)    incur indebtedness that represents debt of the Litigation Trust (and not an ownership interest) for federal income tax purposes; and

          (ii)   issue additional CVR Certificates.

The Litigation Trustees shall provide any such amounts to the Institutional Trustee for deposit to a separate account to be drawn upon by the Litigation Trustees to pay expenses of the Litigation Trust.

        (d)   In order to raise funds for, or meet its obligation to pay, expenses related to the Litigation, the Litigation Trustees on behalf of the Litigation Trust shall, as and to the extent directed in writing by the CVR Rights Agents, undertake the following:

          (i)    incur indebtedness that represents debt of the Litigation Trust (and not an ownership interest) for federal income tax purposes; and

          (ii)   issue additional CVR Certificates.

The Litigation Trustees shall provide any such amounts to the Institutional Trustee for deposit to a separate account to be drawn upon by the Rights Agents to pay Claims Expenses (as such term is defined in the CVR Agreement).

        Section 2.04    Title to Property of the Litigation Trust.    Legal title to all assets of the Litigation Trust shall be vested in the Litigation Trust. The Holders shall not have legal title to any part of the assets of the Litigation Trust, but shall have an undivided beneficial interest in the assets of the Litigation Trust.

        Section 2.05    Mergers.

        (a)   The Litigation Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in paragraph (b) of this Section 2.05 or in a liquidation of the Litigation Trust in accordance with this Declaration.

        (b)   The Litigation Trust may, with the consent of Parent, the Institutional Trustee (which consent shall be given only upon receipt of the opinions delivered pursuant to this Section 2.05) and a majority of the Litigation Trustees and without the consent of the Delaware Trustee or the Holders of the CVR Certificates, consolidate, amalgamate, merge with or into, or be replaced by a statutory trust organized as such under the laws of any state of the United States; provided that:

          (i)    if the Litigation Trust is not the survivor, such successor entity (the "Successor Entity") either:

            (A)  expressly assumes all of the obligations of the Litigation Trust under the CVR Certificates; or

            (B)  substitutes for the CVR Certificates other securities having substantially the same terms as the CVR Certificates (the "Successor Certificates");

          (ii)   the Successor Certificates remain listed, or any Successor Certificates will be listed or quoted upon notification of issuance, on any national securities exchange or automated quotation system on which the CVR Certificates are then listed or quoted, if any;

          (iii)  such merger, consolidation, amalgamation or replacement does not result in any material alteration of the Litigation Trust Property or adversely affect the rights, preferences and privileges of the Holders (including any Successor Certificates) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

          (iv)  such Successor Entity has purposes that are substantially identical to the Litigation Trust Purposes;

          (v)   prior to such merger, consolidation, amalgamation or replacement, the Litigation Trust has received an opinion of nationally recognized outside counsel to the Litigation Trust experienced in such matters and selected by the Litigation Trustees to the effect that:

            (A)  such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Certificates) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

            (B)  such merger, consolidation, amalgamation or replacement, will not cause the Litigation Trust (or the Successor Entity) to fail to be classified as a grantor trust for United States federal income tax purposes;

          (vi)  without the unanimous consent of the Litigation Trustees and Sponsor, such merger, consolidation, amalgamation or replacement shall not result in any material change to the rights of any Indemnified Person or any member of the Sponsor Group, including, without limitation, their rights to indemnification, exculpation and compensation set forth in this Declaration and under Delaware law; and

          (vii) prior to such merger, consolidation, amalgamation or replacement the Institutional Trustee shall have received an opinion of counsel to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

        (c)   Pursuant to Section 3815(f) of the Statutory Trust Act, in the case of a consolidation, amalgamation, or merger of the Litigation Trust with or into, or the replacement by, a person organized as such under the laws of any state of the United States, subject to the requirements described in Section 2.05(b) above and approval in accordance with Section 3815(a) of the Statutory Trust Act, the agreement of merger or consolidation may effect any amendment to this Declaration, or effect the adoption of a new governing instrument of the Litigation Trust if it is the surviving or resulting statutory trust in the merger or consolidation. Such amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation.

ARTICLE III.
TRUSTEES

        Section 3.01    Authority.    Except as specifically provided in this Declaration, the Institutional Trustee and the Litigation Trustees shall have exclusive and complete authority to carry out the Litigation Trust Purposes. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Litigation Trust, it being understood that except as provided expressly herein the Litigation Trustees may act only upon the vote or consent (such consent to be evidenced by a writing executed contemporaneously with or promptly following any oral consent) of a majority of the Litigation Trustees. In dealing with the Trustees acting on behalf of the Litigation Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Litigation Trust. Persons dealing with the Litigation Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

        Section 3.02    Number of Trustees.    There shall be one Delaware Trustee if required by Section 3.03; the Institutional Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 3.03 shall have no application to such entity in its capacity as Institutional Trustee. There shall be one Institutional Trustee as required by Section 3.04. There shall be two initial Litigation Trustees, subject to change as provided in Section 3.07.

        Section 3.03    Delaware Trustee.

        (a)   If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (i)    a natural person who is a resident of the State of Delaware; or

          (ii)   if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Statutory Trust Act.

        (b)   The Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers. If at any time the Delaware Trustee shall cease to be eligible to so act under Section 3.03(a), the Delaware Trustee shall immediately resign in the manner and with the effect set forth in Section 3.05(a).

        (c)   The initial Delaware Trustee shall be Wachovia Bank of Delaware, National Association.

        (d)   Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees described in this Declaration. Except as set forth in this Section 3.03, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act and, to the extent required under the Statutory Trust Act or other applicable law and pursuant to the written instructions of the Litigation Trustees, the execution and filing of any certificate with the Secretary of State of the State of Delaware.

        Section 3.04    Institutional Trustee; Eligibility.

        (a)   There shall at all times be one Trustee which shall act as Institutional Trustee, which Trustee shall:

          (i)    not be an Affiliate of the Sponsor;

          (ii)   not offer or provide credit or credit enhancement to the Litigation Trust; and

          (iii)  be a corporation or banking association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 3.04(a)(iii), the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

        (b)   If at any time the Institutional Trustee shall cease to be eligible to so act under Section 3.04(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 3.05(a).

  (c)
  The initial Institutional Trustee shall be Wachovia Bank of Delaware, National Association.

        (d)   The Institutional Trustee shall continue to serve as a Trustee until either:

          (i)    the Litigation Trust has been completely liquidated and all amounts received or receivable or potentially receivable pursuant to the CVR Agreement (including the final payment of the CVR Payment Amount) and not otherwise applied as provided herein and any other amounts shall have been distributed to the Holders pursuant to the terms hereof and of the CVR Certificates; or

          (ii)   a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 3.05.

        Section 3.05    Appointment, Removal and Resignation of the Institutional and Delaware Trustees.

        (a)   No resignation or removal of the Institutional or Delaware Trustee (each, a "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of this Section 3.05.

        (b)   Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the other Trustees and the Holders. Upon the resignation of the Relevant Trustee, the Litigation Trustees shall appoint a successor (the "Successor Institutional Trustee" or the "Successor Delaware Trustee," as applicable) who shall execute an instrument of acceptance as described in Section 3.05(e) below. If the instrument of acceptance by the successor Relevant Trustee required by this Section 3.05 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Litigation Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The resigning Relevant Trustee shall have no liability for the selection of such successor pursuant to this Section 3.05.

        (c)   The Institutional Trustee or the Delaware Trustee, or both of them, may be removed by (i) the Litigation Trustees or (ii) Holders of a majority of the CVR Certificates outstanding, in each case by delivery of notification of removal to the Relevant Trustee (in its individual capacity and on behalf of the Litigation Trust) and the other Trustees, with such removal by Holders being permitted (x) if no default by the Litigation Trust with respect to its payment obligations under Article IV shall have occurred and be continuing, only for cause and (y) if a default by the Litigation Trust with respect to its payment obligations under Article IV shall have occurred and be continuing, either with or without cause. A Delaware Trustee who is a natural person may also be removed by the Litigation Trustees if such Delaware Trustee becomes incompetent or incapacitated, and shall be deemed removed if such Delaware Trustee dies. If a Relevant Trustee shall be so removed, the Litigation Trustees shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Relevant Trustee or Trustees shall comply with the applicable requirements of Section 3.03 or Section 3.04, as the case may be. If no successor Relevant Trustee shall have been so appointed by the Litigation Trustees and accepted appointment in the manner required by this Section 3.05 within 30 days after delivery of notification of removal or after the Litigation Trust receives notice of the Delaware Trustee's death, incompetence or incapacity, any Holder who has been a Holder of CVR Certificates for at least six months may, on behalf of himself and all others similarly situated, or the Relevant Trustee being removed may, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees. All accrued fees and expenses of a Relevant Trustee that has resigned or been removed as a Trustee pursuant to this Section 3.05 shall be paid to the Relevant Trustee within ten Business Days of resignation or removal.

        (d)   The Institutional Trustee shall give notice of each appointment of a successor Relevant Trustee to all Holders. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

        (e)   In the case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (except in the case of the death, incompetence or incapacity of a Delaware Trustee who is a natural person) and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers and duties of the retiring Relevant Trustee with respect to the CVR Certificates and the Litigation Trust; it being understood that nothing herein or in such amendment shall designate such Relevant Trustees as co-Trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Relevant Trustee; but, on request of the Litigation Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Litigation Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the CVR Certificates and the Litigation Trust.

        (f)    No Relevant Trustee shall be liable for the acts or omissions to act of any successor Relevant Trustee.

        (g)   Any Person into which the Relevant Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Relevant Trustee shall be the successor of the Relevant Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person shall be otherwise qualified and eligible under this Article.

        Section 3.06    Vacancies Among Relevant Trustees; Effect of Vacancies.

        The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Litigation Trust. Whenever a vacancy in the Institutional Trustee or the Delaware Trustee shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 3.05, the Institutional Trustee or the Delaware Trustee (as the case may be) remaining in office shall have all the powers granted to both the Institutional Trustee and the Delaware Trustee (as the case may be) and shall discharge all the duties imposed upon both the Institutional Trustee and the Delaware Trustee (as the case may be) by this Declaration; provided, however, that the Institutional Trustee shall have the powers of the Delaware Trustee and shall discharge the duties imposed upon the Delaware Trustee only if the Institutional Trustee is then able to fulfill the requirements of Section 3807 of the Statutory Trust Act.

        Section 3.07    The Litigation Trustees.

        (a)   There shall be at all times no fewer than two Trustees (the "Litigation Trustees") who shall be natural persons over the age of 21 years and who shall have the powers, duties and responsibilities of the Litigation Trustees hereunder. The initial Litigation Trustees shall be [CVR Rights Agent 1] and [CVR Rights Agent 2].

        Section 3.08    Resignation of a Litigation Trustee.    Any Litigation Trustee may resign as such by executing an instrument in writing and delivering that instrument to the remaining Litigation Trustee or Trustees, if any, and to the Institutional Trustee. In the event of the resignation of a Litigation Trustee, such Litigation Trustee shall promptly: (a) execute and deliver such documents, instruments and other writings as may be reasonably requested by the remaining Litigation Trustees or Litigation Trustee, or if there is no Litigation Trustee, the Institutional Trustee, to effect the termination of such Litigation Trustee's capacity under this Declaration; (b) deliver to the remaining Litigation Trustees or Litigation Trustee all assets, documents, instruments, records and other writings related to the Litigation Trust as may be in the possession of such Trustee; and (c) otherwise assist and cooperate in effecting the assumption of such Litigation Trustee's obligations and functions by his successor Litigation Trustee.

        Section 3.09    Appointment of Successor Litigation Trustees.

        (a)   Upon the death, resignation or incompetency (determined by a court of competent jurisdiction) of a Litigation Trustee, the remaining Litigation Trustee, and no other Person, shall have the power to appoint a successor Litigation Trustee. In the event of the death, resignation or incompetency (as determined by a court of competent jurisdiction) of all of the Litigation Trustees so that there are no remaining Litigation Trustees, two Litigation Trustees shall be appointed by the CVR Rights Agents (as defined in the CVR Agreement), or if there are no CVR Rights Agents under the CVR Agreement, by a majority of the Persons still living who constituted the Board of Directors of the Sponsor upon the Acceptance Date.

        (b)   Any such appointment shall specify the date on which such appointment shall be effective. Every successor Litigation Trustee appointed hereunder shall execute, acknowledge and deliver to the Litigation Trust an instrument accepting such appointment, and thereupon such successor Litigation Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of a Litigation Trustee. No successor Litigation Trustee shall have any duty to investigate the administration of the Litigation Trust for any period prior to the effective date of such successor Litigation Trustee's appointment, and no resigning Litigation Trustee shall be required or permitted, prior to final termination of the Litigation (including any proceedings to collect any recovery due the Litigation Trustees), to file any accounting proceeding.

        (c)   The Holders will have no right to vote to appoint, remove or replace the Litigation Trustees.

        Section 3.10    Meetings of the Trustees.

        (a)   Meetings of the Litigation Trustees may be held from time to time upon the call of any Litigation Trustee. Notice of any in-person meetings of the Litigation Trustees shall be hand delivered or otherwise delivered by the Litigation Trustee that has called such meeting to the other Litigation Trustees in writing (including by facsimile, with a hard copy by overnight mail) not less than five Business Days before such meeting. Notice of any telephonic meetings of such Litigation Trustees shall be hand delivered or otherwise delivered by the Litigation Trustee that has called such meeting to the other Litigation Trustees in writing (including by facsimile, with a hard copy by overnight mail) not less than two Business Days before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Litigation Trustee at a meeting shall constitute a waiver of notice of such meeting except where such Litigation Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Any Litigation Trustee may also waive such notice of in-person or telephonic meetings in writing by hand delivering or otherwise delivering (including by facsimile, with a hard copy by overnight mail) such written waiver to all other Trustees. Unless provided otherwise in this Declaration, any action to be taken by the Litigation Trustees shall be taken with the approval of each Litigation Trustee.

        (b)   The Litigation Trustees may adopt their own rules and procedures but, unless otherwise provided by this Declaration, may act only with the unanimous agreement of the two Litigation Trustees or the agreement of the sole remaining Litigation Trustee prior to the appointment of a successor Litigation Trustee pursuant to Section 3.09. The Litigation Trustees may, in their discretion, delegate to one or more of the Litigation Trustees the authority to act on behalf of the Litigation Trustees as the Litigation Trustees may determine appropriate.

        Section 3.11    Powers and Duties of Sponsor, Litigation Trustees and Institutional Trustee.

        (a)   The Sponsor shall have the power and authority as an agent of the Litigation Trust prior to the Acceptance Date and is hereby authorized and instructed to act on behalf of the Litigation Trust prior to the Acceptance Date with respect to the following matters:

          (i)    the issuance of the CVR Certificates issued with respect to the Acceptance Date;

          (ii)   the execution of the CVR Certificates issued with respect to the Acceptance Date in accordance with this Declaration;

          (iii)  compliance with (or obtaining or qualifying for exceptions from) the Securities Act, the Exchange Act or applicable state securities or blue sky laws;

          (iv)  the execution and filing of the registration statement under the Securities Act to register the CVR Certificates to be issued in connection with the transactions contemplated by the Merger Agreement (including any amendments or supplements thereto) and the preparation and filing of all documents filed therewith;

          (v)   the use of its reasonable best efforts to permit trading of the CVR Certificates pursuant to the NASDAQ National Market System (or if, despite such reasonable best efforts, trading on the NASDAQ National Market System is not possible, on such other NASDAQ market or other market as shall, in the good faith judgment of the Sponsor, provide maximum available liquidity), commencing on the Acceptance Date;

          (vi)  the notification of the Institutional Trustee and the Litigation Trustees in writing when the CVR Certificates are listed on any stock exchange or quoted on any automated quotation system, if prior to the Acceptance Date;

          (vii)   the application for a taxpayer identification number; and

          (viii)   the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

        (b)   The actions taken by the Sponsor on behalf of the Litigation Trust or for its benefit pursuant to Section 3.11(a) and all transactions and agreements entered into in connection therewith shall be the actions of the Litigation Trust and shall be binding upon the Litigation Trust.

        (c)   The members of the Sponsor Group may consult with counsel (which counsel may be counsel to the Litigation Trust or counsel to any member of the Sponsor Group) outside consultants, advisors and other Persons as to matters the members of the Sponsor Group reasonably believe are within such other Person's professional or expert competence, and the advice of such Persons shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith reliance on such advice.

        (d)   in accordance with subparagraphs (i) and (ii) of this Section 3.11(d), the Litigation Trustees shall have the authority to enter into all transactions and agreements determined by the Litigation Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Litigation Trustees under this Declaration and to perform all acts in furtherance thereof (and all such transactions or agreements entered into or acts performed prior to the date hereof are hereby ratified and approved), including, without limitation, the following:

          (i)    The Litigation Trustees shall have the power and authority and are hereby authorized and instructed to act on behalf of the Litigation Trust with respect to the following matters and such other powers and authority:

            (A)  the issuance and determination of the quantity and price of any CVR Certificates issued after the Acceptance Date in accordance with this Declaration;

            (B)  the execution of any CVR Certificates issued after the Acceptance Date in accordance with this Declaration;

            (C)  after the Acceptance Date, the execution and delivery on behalf of the Litigation Trust, subject to Section 2.03(b), of any agreement with the Sponsor, and such other agreements as may, in the opinion of a majority of the Litigation Trustees, be necessary or desirable in connection with the Litigation Trust Purposes, including agreements with the Depositary and the Paying Agent;

            (D)  after the Acceptance Date, subject to Section 3.16 hereof and Section 5.4 of the CVR Agreement, compliance with (or obtaining or qualifying for exceptions from) the Securities Act, the Exchange Act or applicable state securities or blue sky laws or other applicable laws;

            (E)  after the Acceptance Date, subject to Section 3.16 hereof and Section 5.4 of the CVR Agreement, the execution and filing of one or more registration statements and prospectuses (including any amendments or supplements thereto) relating to the CVR Certificates and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

            (F)  after the Acceptance Date, subject to Section 3.16 hereof and Section 5.4 of the CVR Agreement, the continuation of the designation of the CVR Certificates for trading on any national stock exchange or quotation on the NASDAQ Stock Market's National Market System or other automated quotation system until such time as the CVR Certificates are no longer eligible for such designation on any such exchange or quotation system;

            (G)  the carrying out of any of the powers or obligations of the Litigation Trust or of the Litigation Trustees under the CVR Agreement;

            (H)  the Litigation Trustees shall direct the Sponsor to make the payments required pursuant to Section 5.4 of the CVR Agreement;

            (I)   the sending of notices (other than notice of default), and other information regarding the CVR Certificates to the Holders in accordance with this Declaration;

            (J)   the taking of any action to cause the Litigation Trust not to be deemed to be an Investment Company under the Investment Company Act;

            (K)  the bringing, defense, payment, collection, compromise, taking of legal action, or other adjustment of claims or demands which arise out of or in connection with a breach by Parent or the Sponsor of any of its obligations under the CVR Agreement or, subject to the limitations set forth in Section 3.11, of any of its obligations hereunder;

            (L)  the due preparation and filing of all applicable tax returns and tax information reports that are required to be filed with respect to the Litigation Trust;

            (M) the compliance by the Litigation Trust with the indemnification obligations of the Litigation Trust; and

            (N)  the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

          (ii)   The Institutional Trustee shall have the power, duty and authority and is hereby authorized and instructed to act on behalf of the Litigation Trust with respect to the following matters:

            (A)  the authentication of the CVR Certificates in accordance with Section 6.01(b);

            (B)  prior to the receipt of the CVR Payment Amount, the establishment at the direction of the Litigation Trustees of one non-interest bearing demand deposit account or trust account at a commercial bank reasonably acceptable to the Litigation Trustees for the purpose of holding the CVR Payment Amount (the "CVR Payment Amount Account"), and upon receipt of the CVR Payment Amount and at the written direction of the Litigation Trustees, the investment of the CVR Payment Amount, until disbursed pursuant to the terms of this Declaration, in a Permitted Investment which is held until its maturity;

            (C)  the distribution through the Paying Agent of the Payment Amount and other amounts owed to the Holders in respect of the CVR Certificates in accordance with the terms of this Declaration;

            (D)  at the written direction of the Litigation Trustees, the sending of notices of a breach by Parent or the Sponsor of its obligations under the CVR Agreement or a breach by the Sponsor of its obligations under this Declaration or default by the Litigation Trust of its payment obligations pursuant to Article IV hereof;

            (E)  at the written direction of the Litigation Trustees, the execution and delivery of letters or documents to, or instruments with, the Depositary relating to the CVR Certificates;

            (F)  to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Litigation Trust and the execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

            (G)  the taking of all actions that may be necessary or appropriate for the preservation and the continuation of the Litigation Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and, to the extent specifically directed in written notice(s) provided to it by the Litigation Trustees, of each other jurisdiction in which such existence is necessary, to protect the limited liability of the Holders or to enable the Litigation Trust to effect the Litigation Trust Purposes;

            (H)  at the written direction of the Litigation Trustees, the bringing, defense, payment, collection, compromise, arbitration, taking of legal action, or other adjustment of claims or demands which arise out of or in connection with a breach by Parent or the Sponsor of any of its obligations under the CVR Agreement, or, subject to the limitations set forth in Section 10.02, by the Sponsor of any of its obligations hereunder;

            (I)   the taking of all actions and performance of such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the CVR Certificates; and

            (J)   the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine to be necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

          (e)   The Trustees are authorized and directed to conduct the affairs of the Litigation Trust and to operate the Litigation Trust so that the Litigation Trust will not fail to be classified as a grantor trust for United States federal income tax purposes (or in any other manner that would result in the Litigation Trust not being subject to tax for United States federal income tax purposes). In this connection, the Trustees are authorized to take any action, not inconsistent with applicable laws, the certificate of trust or this Declaration, as amended from time to time, that the Litigation Trustees determine in their discretion to be necessary or desirable for such purpose, even if such action adversely affects the interests of the Holders. The Trustees may retain counsel and outside advisors that they reasonably believe to be experts with respect to the foregoing tax matters, and the Trustees shall be deemed to have satisfied the provisions of this Section 3.11(d) by employing such expert(s) for such purpose and by following the advice of such experts in connection with the foregoing, and the Trustees shall not be liable for any actions taken or not taken at the direction of such expert(s).

          (f)    The Litigation Trustees may consult with counsel (which counsel may be counsel to the Litigation Trust or counsel to any member of the Gingko Group), outside consultants, advisors and other Persons as to matters the Litigation Trustees reasonably believe are within such other Person's professional or expert competence, and the advice of such Persons shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith reliance on such advise.

          (g)   Any Trustee may also be a Holder or an officer, director, employee or Affiliate of a Holder, and will have all the rights of such a Holder to the same extent as if such Trustee were not a Trustee.

        Section 3.12    Certain Duties and Responsibilities of the Trustees.

        (a)   The Institutional Trustee, before the occurrence of any breach by Parent or the Sponsor of any of its obligations under the CVR Agreement or a breach by the Sponsor after the Acceptance Date of any of its obligations under this Declaration, and after the curing of any such breach by the Sponsor, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case of a breach by Parent or the Sponsor of any of its obligations under the CVR Agreement or a breach by the Sponsor of its obligations hereunder after the Acceptance Date, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration as set forth in written instructions of the Litigation Trustees (or, if authorized elsewhere in this Agreement, by the required number of Holders of the CVR Certificates).

        (b)   The duties and responsibilities of the Trustees shall be as provided by this Declaration and the Statutory Trust Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee to expend or risk such Trustee's own funds or otherwise incur any financial liability in the performance of any of such Trustee's duties hereunder, or in the exercise of any of such Trustee's rights or powers. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Article.

        (c)   All payments made by the Institutional Trustee or a Paying Agent in respect of the CVR Certificates shall be made only after all fees and expenses of the Delaware Trustee and the Institutional Trustee have been paid and only from (i) payments received by the Litigation Trust from Parent pursuant to the CVR Agreement and (ii) proceeds from the liquidation of other assets of the Litigation Trust upon the winding up of the Litigation Trust. Each Holder, by its acceptance of a CVR Certificate, agrees that it will look solely to the CVR Payment Amounts received by the Trust and that neither any Trustee nor the Sponsor, Parent or Merger Sub shall be personally liable to such Holder for any amount distributable in respect of any CVR Certificate or for any other liability in respect of any CVR Certificate.

          (d)   In performing its duties hereunder:

            (i)    the Institutional Trustee shall not be liable for any error or judgment made in good faith by an authorized officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was grossly negligent in ascertaining the pertinent facts;

            (ii)   the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Litigation Trustees or the Holders of not less than a majority of the CVR Certificates then outstanding, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any power conferred upon the Institutional Trustee under this Declaration;

            (iii)  the Institutional Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Payment Amount shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the provisions regarding protections and limitations on liability afforded to the Institutional Trustee under this Declaration;

            (iv)  the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Litigation Trustees; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the CVR Payment Amount maintained by the Institutional Trustee pursuant to Section 3.11(d)(ii)(B) except to the extent otherwise required by law; provided that the Institutional Trustee may conclusively rely upon the Payment Notice in determining which amounts are to be so segregated and shall fully be protected in so relying, and shall be entitled to assume that any other amounts received are to be deposited to an Expenses Account.

        Section 3.13    Certain Rights of the Institutional Trustee.    Subject to the provisions of Section 3.12:

          (a)   the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder, transferee or Litigation Trustee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, CVR Certificate, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (b)   if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Litigation Trustees or the Holders have directed the Institutional Trustee, the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own bad faith, gross negligence or willful misconduct;

          (c)   any direction or act of the Litigation Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (d)   the Institutional Trustee may consult with counsel (which counsel may be counsel to the Litigation Trustees or appointed by the Sponsor or Parent (or any successor to such Persons) at the direction of the Litigation Trustees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction

          (e)   the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Litigation Trustees or the Holders pursuant to this Declaration, unless the Institutional Trustee has been provided with security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f)    the Institutional Trustee shall not be required to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, CVR Certificate, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by a majority of the Holders of CVR Certificates then outstanding, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

          (g)   except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

          (h)   any action taken by the Institutional Trustee or its agents authorized by this Declaration to be taken by the Institutional Trustee shall bind the Litigation Trust and the Holders, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

          (i)    no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty;

          (j)    whenever in the administration of the provisions of this Declaration the Institutional Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Institutional Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Institutional Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Institutional Trustee, shall be full warrant to the Institutional Trustee for any action taken, suffered or omitted by it under the provisions of this Declaration upon the faith thereof;

          (k)   in no event shall the Institutional Trustee be liable for the selection of investments for funds permitted to be invested hereunder or for investment losses thereon, and the Institutional Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Litigation Trustees to provide timely written investment direction with respect to funds permitted to be invested hereunder;

          (l)    the Institutional Trustee may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for the actions of, or for the supervision of, any agent, attorney, custodian or nominee so appointed; and

          (m)  the Institutional Trustee shall not be deemed to have notice of the occurrence of the events described in Section 3.17 unless a Responsible Officer of the Institutional Trustee shall have received written notice of such event or a Responsible Officer of the Institutional Trustee shall have obtained actual knowledge thereof.

        Section 3.14    Execution of Documents.    The Sponsor and any Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her or its power for the purpose of executing any documents contemplated in Section 3.11.

        Section 3.15    Not Responsible for Recitals or Issuance of CVR Certificates.    The recitals contained in this Declaration and the CVR Certificates shall be taken as the statements of the Litigation Trust, and neither the Trustees nor the Sponsor assume any responsibility for their correctness. The Sponsor and the Trustees make no representations as to the value or condition of the Litigation Trust Property or any part thereof. Except as otherwise specifically provided in Article XIII, the Sponsor and the Trustees make no representations as to the validity or sufficiency of this Declaration or the CVR Certificates.

        Section 3.16    Filings With the Commission.    So long as the Litigation Trust is subject to the reporting obligations of the Exchange Act, the Litigation Trustees shall, on behalf of the Litigation Trust, cause to be prepared, executed and filed with the Commission quarterly reports on Form 10-Q and an annual report on Form 10-K. Unless otherwise required by the Commission, such reports will contain only an overview of the status of the Litigation and disclosure of the amounts that have been expended for the relevant period and any contingent or incurred but unpaid expenses (including compensation deferred by the Litigation Trustees) that the Litigation Trust will be obligated to pay in the future. The Litigation Trustees shall also, on behalf of the Litigation Trust, cause to be prepared, executed and filed with the Commission, reports on Form 8-K upon the occurrence of a material judicial decision in the Litigation or in the event of any agreement to settle the Litigation. It is hereby agreed and understood that such reports on Form 10-Q, 10-K or 8-K will not include financial statements or any valuation of the Litigation except as otherwise required by applicable law or rules of the Commission. Notwithstanding any other provision of this Agreement, Parent shall be entitled, and shall be given a reasonable opportunity, to review and comment on any filing made by the Litigation Trust with the Securities and Exchange Commission, or otherwise made to satisfy Securities Law Requirements, and no such filing shall be made without the prior written consent of Parent (such consent not to be unreasonably withheld); provided that Parent and the Litigation Trustees agree to take such actions as are necessary to permit the Litigation Trust to comply with its obligations under Securities Law Requirements in a timely manner. Parent shall cooperate with the Litigation Trustees to permit the Litigation Trustees to obtain such information as may be necessary to comply with Securities Law Requirements.

        Section 3.17    Default; Notice.    The Institutional Trustee shall, within 90 days after actual notice of the occurrence of (i) a breach by Parent or the Sponsor of any of its payment obligations under the CVR Agreement, (ii) a breach by the Sponsor after the Acceptance Date of its obligations hereunder, or (iii) a default by the Litigation Trust in payment of the Payment Amount to the Holders pursuant to Article IV hereof, transmit by mail, first class postage prepaid, to the Holders, notice of such default actually known to a Responsible Officer of the Institutional Trustee, unless such default has been cured before the giving of such notice; provided, however, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders.

ARTICLE IV.

PAYMENTS TO HOLDERS

        Section 4.01    Payment to Holders.    The Litigation Trust will make payments from time to time to the Holders of the CVR Certificates upon the receipt of the applicable payments of any CVR Payment

Amounts. On each applicable payment date specified by the Litigation Trustees pursuant to Section 4.02, provided that the Institutional Trustee has received notice no later than five (5) Business Days prior to such date of (i) such date and the amount of the CVR Payment Amount from the Litigation Trustees and (ii) the applicable account name, number and other applicable information from the Paying Agent (if the Institutional Trustee is not also the Paying Agent), the Institutional Trustee shall transfer such CVR Payment Amount to such account of the Paying Agent, and the Paying Agent shall promptly make the applicable payments to the Holders. Each CVR Certificate will entitle the Holder thereof to receive a fraction (equal to 1 divided by the total number of CVR Certificates outstanding) of any CVR Payment Amount within 60 days after the Litigation Trust receives such CVR Payment Amount.

        Section 4.02    Timing of Payments.    The Litigation Trust will make payments of amounts as contemplated by Section 4.01 to the Holders as of record dates determined by the Litigation Trustees. Payment will be made on payment dates, which will also be set by the Litigation Trustees. The Litigation Trustees shall promptly notify the Institutional Trustee and the Paying Agent in writing of any such dates.

ARTICLE V.

[RESERVED]

ARTICLE VI.

ISSUANCE AND DISTRIBUTION OF CVR CERTIFICATES

        Section 6.01    General Provisions Regarding CVR Certificates.

          (a)   The Litigation Trust shall be authorized to issue one class of undivided beneficial interests in the assets of the Litigation Trust, which may be issued in an unlimited number and shall be represented by CVR Certificates substantially in the form of Exhibit A.

          (b)   Notwithstanding any other provision of this Declaration, the Litigation Trust shall, and the Litigation Trustees shall use their reasonable best efforts to cause the Litigation Trust to, (i) issue CVR Certificates in accordance with this Article VI at such times and in such amounts as shall be necessary to satisfy the obligations of Merger Sub and Parent pursuant to the Offer and the Merger Agreement and (ii) maintain the effectiveness of such registration statements and prospectuses as are required under the terms of the Merger Agreement. Neither the Litigation Trust, nor any Trustee acting on behalf of the Litigation Trust, shall take any action that would result in a breach of the Merger Agreement or the CVR Agreement by Parent or any Affiliate of Parent.

          (c)   CVR Certificates shall be executed by the Sponsor or by at least one Litigation Trustee after the Acceptance Date. Upon written order of the Litigation Trust signed by one Litigation Trustee, or upon the written order of an Authorized Officer of the Sponsor with respect to CVR Certificates to be issued upon the Acceptance Date, the Institutional Trustee shall authenticate the CVR Certificates for original issue. The Institutional Trustee may appoint an authenticating agent (an "Authenticating Agent") acceptable to the Litigation Trustees or the Sponsor, if such appointment occurs prior to the Acceptance Date, to authenticate the CVR Certificates.

          (d)   Upon issuance of the CVR Certificates as provided in this Declaration, the CVR Certificates so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (e)   Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

        Section 6.02    Paying Agent, Transfer Agent and Registrar.    The Litigation Trust shall maintain in Charlotte, North Carolina, an office or agency where the CVR Certificates may be presented for payment (the "Paying Agent"), and an office or agency where CVR Certificates may be presented for registration of transfer (the "Transfer Agent"). The Litigation Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering CVR Certificates and transfers and exchanges of CVR Certificates, such register to be held by a registrar (the "Registrar"). The Litigation Trustees may appoint the Paying Agent, the Registrar, and the Transfer Agent and may appoint one or more additional Paying Agents or one or more co-Registrars, or one or more co-Transfer Agents in such other locations as they shall determine. The term "Paying Agent" includes any additional paying agent, the term "Registrar" includes any additional registrar or co-Registrar and the term "Transfer Agent" includes any additional or co-Transfer Agent. The Litigation Trustees may change any Paying Agent without prior notice to any Holder. The Litigation Trustees shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Litigation Trust hereby confirms the appointment of Wachovia Bank, National Association to act as Paying Agent, Transfer Agent and Registrar for the CVR Certificates, pursuant to an agreement, dated as of [    ], between the Litigation Trust and Wachovia Bank, National Association.

        Section 6.03    Form and Dating.

          (a)   The CVR Certificates and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Declaration. CVR Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Sponsor prior to the Acceptance Date, and the Litigation Trustees after the Acceptance Date, as conclusively evidenced by such party's execution thereof. The CVR Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Litigation Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor upon the Acceptance Date, and the Litigation Trustees after the Acceptance Date). The Litigation Trustees shall furnish any such legend not contained in Exhibit A to the Institutional Trustee in writing. Each CVR Certificate shall be dated the date of its authentication. The form of CVR Certificate set forth in Exhibit A is part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Litigation Trustees and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. The Litigation Trust, in issuing the CVR Certificates may use "CUSIP" numbers (if then generally in use), and, if so, the Institutional Trustee shall indicate the "CUSIP" numbers of the CVR Certificates in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the CVR Certificates or as contained in any notice of redemption and related materials.

          (b)   CVR Certificates shall be issued in the form of individual certificates in definitive, fully registered form without distribution coupons (each, a "Definitive CVR Certificate"), and/or in the form of one or more permanent global CVR Certificates in definitive, fully registered form without distribution coupons with the appropriate global legends (each, a "Global CVR Certificate"). The number of CVR Certificates represented by the Global CVR Certificate may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. CVR Certificates issued pursuant to Section 6.06 shall be issued in the form specified by the Sponsor in writing and CVR Certificates issued pursuant to Section 2.03(c)(ii) or 2.03(d)(ii) shall be issued in the form determined by the Litigation Trustee. Notwithstanding anything to the contrary, a Global CVR Certificate can only represent a single class of CVR Certificates.

          (c)   This Section 6.03(c) shall apply only to the Global CVR Certificates. If Global CVR Certificates are issued as provided in Section 6.03(b), the Litigation Trust shall execute and the Institutional Trustee shall, in accordance with this Section 6.03, authenticate and deliver initially one or more Global CVR Certificates that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Institutional Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Institutional Trustee as custodian for the Depositary. Clearing Agency Participants shall have no rights under this Declaration with respect to any Global CVR Certificates held on their behalf by the Depositary or by the Institutional Trustee as the custodian of the Depositary or under such Global CVR Certificates, and the Depositary may be treated by the Litigation Trust, the Institutional Trustee and any officer, director, employee, or agent of the Litigation Trust or the Institutional Trustee as the absolute owner of such Global CVR Certificates for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Litigation Trust, the Institutional Trustee or any agent of the Litigation Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Clearing Agency Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global CVR Certificates.

          (d)   Any Person with a beneficial interest in a Global CVR Certificate may exchange such interest for Definitive CVR Certificates of the same class represented by the Global CVR Certificate.

        Section 6.04    Mutilated, Destroyed, Lost or Stolen Certificates.    If: (a) any mutilated CVR Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any CVR Certificate; and (b) there shall be delivered to the Institutional Trustee, the Registrar and the Litigation Trustees such security or indemnity as may be required by them to keep each of them harmless; then, in the absence of notice that such CVR Certificate shall have been acquired by a protected purchaser, a Litigation Trustee on behalf of the Litigation Trust shall execute and the Institutional Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen CVR Certificate, a new CVR Certificate of like denomination. In connection with the issuance of any new CVR Certificate under this Section 6.04, the Registrar or the Institutional Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate CVR Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant CVR Certificates, as if originally issued, whether or not the lost, stolen or destroyed CVR Certificate shall be found at any time.

        Section 6.05    Temporary CVR Certificates.    Until definitive CVR Certificates are ready for delivery, the Litigation Trustees may prepare and the Institutional Trustee shall authenticate temporary CVR Certificates. Temporary CVR Certificates shall be substantially in the form of definitive CVR Certificates but may have variations that the Litigation Trustees consider appropriate for temporary CVR Certificates. Without unreasonable delay, a Litigation Trustee shall prepare and the Institutional Trustee shall authenticate definitive CVR Certificates in exchange for temporary CVR Certificates, whereafter such temporary CVR Certificates shall be cancelled and be of no further force or effect.

        Section 6.06    Issuance of CVR Certificates.    The Litigation Trust shall issue to such party or parties as Sponsor shall instruct (consistent with the terms of the Merger Agreement) CVR Certificates at such times and in such amounts as are required to permit Parent and Merger Sub to comply with their obligations under the Merger Agreement.

        Section 6.07    Cancellation.    The Sponsor and the Litigation Trustees at any time may deliver CVR Certificates to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any CVR Certificates surrendered to it for registration of transfer. The Institutional Trustee shall promptly cancel all CVR Certificates surrendered for registration of transfer, payment, replacement or cancellation and shall destroy such canceled CVR Certificates in accordance with its customary practices and procedures. The Institutional Trustee may not issue new CVR Certificates that have been delivered to the Institutional Trustee for cancellation.

ARTICLE VII.

DISSOLUTION AND TERMINATION OF LITIGATION TRUST

        Section 7.01    Dissolution and Termination of Litigation Trust.

          (a)   The Litigation Trust shall dissolve at such time as the Litigation Trustees have received written notice from the Rights Agents, in accordance with the terms of the CVR Agreement, that the Last CVR Payment Date (as defined in the CVR Agreement) has occurred and that the CVR Agreement will terminate in accordance with its terms.

          (b)   As soon as is practicable after the occurrence of an event referred to in Section 7.01(a), and after completion of winding up of the Litigation Trust, satisfaction of liabilities of the Litigation Trust in accordance with the Statutory Trust Act by the Litigation Trustees and distribution of all amounts due and owing to the Holders, the Litigation Trustees shall terminate the Litigation Trust by filing a certificate of cancellation executed by the Litigation Trustees and the Institutional Trustee with the Secretary of State of the State of Delaware.

          (c)   The provisions of Sections 3.03(d), 3.13, 10.01, 10.02, 10.04, 10.06, 14.01, 14.02 and 14.09 shall survive the termination of the Litigation Trust.

ARTICLE VIII.

TRANSFER OF INTERESTS

        Section 8.01    General.

          (a)   Where CVR Certificates are presented by or on behalf of a Holder to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of CVR Certificates represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, a Litigation Trustee shall execute and the Institutional Trustee shall authenticate CVR Certificates at the Registrar's request.

          (b)   CVR Certificates may only be transferred by a Holder, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the CVR Certificates. Any transfer or purported transfer of any CVR Certificate not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such CVR Certificates for any purpose, including but not limited to the receipt of the Payment Amount, and such transferee shall be deemed to have no interest whatsoever in such CVR Certificates.

          (c)   The Registrar shall provide for the registration of CVR Certificates and of transfers of CVR Certificates, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any CVR Certificates, the Registrar shall cause one or more new CVR Certificates to be issued in the name of the designated transferee or transferees. Every CVR Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each CVR Certificate surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 6.07. A transferee of a CVR Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a CVR Certificate issued in the name of such transferee and otherwise executed and authenticated as provided herein. By acceptance of a CVR Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

        Section 8.02    Transfer Procedures.

          (a)   Transfer and Exchange of Definitive CVR Certificates. When Definitive CVR Certificates are presented to the Registrar (x) to register the transfer of such Definitive CVR Certificates, or (y) to exchange such Definitive CVR Certificates for an equal number of Definitive CVR Certificates of another number, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive CVR Certificates surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Litigation Trust and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          (b)   Restrictions on Transfer of a Definitive CVR Certificate for a Beneficial Interest in a Global CVR Certificate. A Definitive CVR Certificate may not be exchanged for a beneficial interest in a Global CVR Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Institutional Trustee of a Definitive CVR Certificate, duly endorsed or accompanied by appropriate instruments of transfer, together with written instructions directing the Institutional Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to a Global CVR Certificate to reflect an increase in the number of the CVR Certificates represented by the Global CVR Certificate, then the Institutional Trustee shall cancel such Definitive CVR Certificate and cause, or direct the Depositary to cause, the aggregate number of CVR Certificates represented by the Global CVR Certificate to be increased accordingly. If no Global CVR Certificates are then outstanding, a majority of Litigation Trustees shall execute and the Institutional Trustee or the Authenticating Agent shall authenticate, an appropriate number of Global CVR Certificates.

          (c)   Transfer and Exchange of Global CVR Certificates. The transfer and exchange of Global CVR Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration and the procedures of the Depositary therefore. Notwithstanding any other provisions of this Declaration, a Global CVR Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (d)   Transfer of a Beneficial Interest in a Global CVR Certificate for a Definitive CVR Certificate.

            (i)    Any Person having a beneficial interest in a Global CVR Certificate may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive CVR Certificate, representing the same number of CVR Certificates. Upon receipt by the Institutional Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global CVR Certificate of written instructions or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in such Global CVR Certificate, then the Institutional Trustee shall cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate liquidation amount of the Global CVR Certificate to be reduced on its books and records and, following such reduction, a Litigation Trustee shall execute and the Institutional Trustee or the Authenticating Agent shall authenticate, an appropriate number of Definitive CVR Certificates.

          (ii)   Definitive CVR Certificates issued in exchange for a beneficial interest in a Global CVR Certificate pursuant to this Section 8.02(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from Clearing Agency Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such CVR Certificates to the Persons in whose names such CVR Certificates are so registered in accordance with the instructions of the Depositary.

        (e)   Definitive CVR Certificates If No Depositary.

        If at any time:

          (i)    the Depositary notifies the Institutional Trustee and the Litigation Trustees that the Depositary is unwilling or unable to continue as Depositary for the Global CVR Certificates and a successor Depositary for the Global CVR Certificates is not appointed by the Litigation Trust at the direction of the Litigation Trustees within 90 days after delivery of such notice; or

          (ii)   the Litigation Trustees notify the Institutional Trustee in writing to issue Definitive CVR Certificates under this Declaration, then a Litigation Trustee shall execute, and the Institutional Trustee or Authenticating Agent, upon receipt of a written order of the Litigation Trust signed by a Litigation Trustee requesting the authentication and delivery of Definitive CVR Certificates to the Persons designated by the Litigation Trustees, shall authenticate and deliver Definitive CVR Certificates, in an aggregate amount equal to the amount of Global CVR Certificates, in exchange for such Global CVR Certificates.

        (f)    Cancellation or Adjustment of a Global CVR Certificate. At such time as all beneficial interests in a Global CVR Certificate have either been exchanged for Definitive CVR Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global CVR Certificate shall be returned to the Depositary for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global CVR Certificate is exchanged for Definitive CVR Certificates, CVR Certificates represented by such Global CVR Certificate shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the custodian for such Global CVR Certificate) with respect to such Global CVR Certificate, by the Institutional Trustee to reflect such reduction.

        (g)   Obligations with Respect to Transfers and Exchanges of CVR Certificate.

          (i)    To permit registrations of transfers and exchanges, a Litigation Trustee shall execute and the Institutional Trustee or Authenticating Agent shall authenticate Definitive CVR Certificates and Global CVR Certificates at the Registrar's or Depository's request, as applicable.

          (ii)   Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Institutional Trustee or the Registrar may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

          (iii)  All CVR Certificates issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the CVR Certificates surrendered upon such registration of transfer or exchange.

        Section 8.03    Deemed CVR Certificate Holders.    The Litigation Trust, the Litigation Trustees, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any CVR Certificate shall be registered on the books and records of the Litigation Trust as of the applicable record date as the sole holder of such CVR Certificate (and of the undivided beneficial interest in the assets of the Litigation Trust represented by such CVR Certificate) for purposes of receiving payment of the Payment Amount and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such CVR Certificate or in the rights represented by such Certificate on the part of any other Person, whether or not the Litigation Trust, the Litigation Trustees, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

        With respect to Global CVR Certificates issued by the Litigation Trust (i) the Trustees may deal with the Depositary as the authorized representative of the Holders; (ii) the rights of the holders of beneficial interests in the Litigation Trust shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such holders of beneficial interests and the Depositary and/or direct participants of the Depositary; (iii) the Depositary will make book-entry transfers among the direct participants of the Depositary and will receive and transmit distributions on the CVR Certificates to such direct participants; and (iv) the direct participants of the Depositary shall have no rights under this Declaration under or with respect to any of the CVR Certificates held on their behalf by the Depositary, and the Depositary may be treated by the Trustees and their respective agents, employees, officers and directors as the absolute owner of the CVR Certificates for all purposes whatsoever.

        Section 8.04    Restrictions on Transfer.

        (a)   Except as otherwise expressly provided herein and subject to applicable law, a Holder may, voluntarily or involuntarily, directly or indirectly, sell, transfer, assign, donate, pledge or otherwise encumber or dispose of any interest in all or any portion of CVR Certificates held by such Holder (a "Transfer") without restriction.

        (b)   Notwithstanding any other provision of this Agreement, no member of the Gingko Group shall, individually or taken together with all other members of the Gingko Group, as a result of such Transfer obtain Beneficial Ownership of CVR Certificates equal to or greater than 15% of the CVR Certificates then outstanding.

        (c)   Notwithstanding any other provision of this Agreement, no Transfer of a CVR Certificate may be made to any defendant in the Litigation or to any affiliate, associate or agent of any such defendant (other than Information Resources, Inc. or its affiliates, successors or assigns).

        (d)   The Registrar shall not record on the books and records of the Litigation Trust any transfer of CVR Certificates made in violation of this Section 8.04, and any such transfer shall, to the fullest extent permitted by law, be null and void ab initio.

        Section 8.05    Appointment of Successor Clearing Agency.    If any Clearing Agency elects to discontinue its services as securities depositary with respect to the CVR Certificates, the Litigation Trustees, in their sole discretion, shall appoint a successor Clearing Agency with respect to such CVR Certificates.

ARTICLE IX.
HOLDERS OF CVR CERTIFICATES

        Section 9.01    Limitations on Rights of Holders.    The Holders of the CVR Certificates acknowledge that:

        (a)   the Holders, in their capacities as Holders, are not stockholders of the Sponsor or any successor of the Sponsor, will have no rights to dividends, liquidation preferences or other distributions with respect to the CVR Certificates other than the payments described in Article IV, and will have no voting rights except as expressly described herein. The CVR Agreement is solely a contractual obligation among Parent, Merger Sub, the Sponsor, the Litigation Trust, and the Rights Agents. The Holders have no rights under the CVR Agreement by reason of their ownership of CVR Certificates and the Sponsor has no liability under the CVR Agreement to the Holders;

        (b)   the Holders have no rights with respect to, or interest in, (i) the Litigation, (ii) the Sponsor (or any successor thereto), or (iii) any amount received by Parent or any other member of the Gingko Group with respect to the Litigation, including any judgment or settlement proceeds;

        (c)   nothing in this Declaration shall be construed to create any partnership or joint venture between the Sponsor, any member of the Gingko Group, and the Holders;

        (d)   (i) the Litigation is solely an asset of the Sponsor and its subsidiaries and their successors, and (ii) the Litigation shall be conducted by and on behalf of the Sponsor and its subsidiaries and their successors in accordance with the terms of the CVR Agreement;

        (e)   the liability of the Trustees and members of the Sponsor Group is limited to the extent set forth in this Declaration.

        Section 9.02    Limitations on Suits by Holders.

        (a)   To the fullest extent permitted by law, no Holder of CVR Certificates shall have any right by virtue or by availing itself of any provision of this Declaration to institute any action or proceeding other than a suit by such Holder for nonpayment of amounts due and owing with respect to such Holder's CVR Certificates following a payment of the CVR Payment Amount to the Litigation Trust and payment of the CVR Payment Amount by the Litigation Trust to other Holders, at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Declaration, or for the appointment of a Trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Institutional Trustee written notice of default and of the continuance thereof as herein before provided, and unless also the Holders of not less than 50% of the CVR Certificates outstanding shall have made written request upon the Institutional Trustee to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Institutional Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Institutional Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding; it being understood and intended, and being expressly covenanted by the Holder of every CVR Certificate with every other Holder of CVR Certificates and the Institutional Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provision of this Declaration to effect, disturb or prejudice the rights of any other such Holder, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Declaration, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section, each and every Holder and the Institutional Trustee shall be entitled to such relief as can be given either at law or in equity.

        (b)   Any proceeding by Holders shall be instituted only in accordance with the following procedures:

          (i)    The prospective plaintiff(s) shall deliver to the Institutional Trustee (which shall promptly deliver a copy thereof to the Litigation Trustees and the Sponsor) a printed or typewritten statement not more than 10 pages in length containing (i) the name(s) and address(es) of the prospective plaintiff(s), (ii) a statement of the nature and amount of each plaintiff's interest in the CVR Certificates, and (iii) a description of the nature and grounds of the claims to be asserted and the relief or remedy sought.

          (ii)   The Institutional Trustee shall promptly notify the prospective plaintiff(s) of the number of copies needed for distribution to Holders and the postage, printing and administrative costs for preparing and mailing the statement of the prospective plaintiff(s), a response by the Litigation Trustees, as applicable, which shall not exceed 10 pages in length, a consent form described below and a return envelope. Upon receipt of a certified check or wire transfer of immediately available funds for such postage, printing and administrative costs, the Institutional Trustee shall promptly mail these materials to the Holders. Sixty days after mailing, the responses received shall be open to inspection by the prospective plaintiff(s) or any Holder at reasonable times during business hours at the office of the Litigation Trust designated for such purposes.

          (iii)  The mailing to Holders shall include a consent form reading substantially as follows:

        "In response to the Information Resources, Inc. Litigation Contingent Payment Rights Trust mailing dated,

                     I HEREBY CONSENT TO SUCH SUIT.

                     I DO NOT CONSENT TO SUCH SUIT.

        Signature

        Printed or Typed Name of Holder

        Date:

        "If this response is not returned by                        , you will be considered as not consenting to such suit."

ARTICLE X.
LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
TRUSTEES OR OTHERS

        Section 10.01    Liability.

        (a)   Except as expressly set forth in this Declaration, the Trustees shall not be:

          (i)    personally liable for the payment of any amounts, including, without limitation, the amounts to be received with respect to their CVR Certificates, which payment shall be made solely from the CVR Payment Amount, if any, and other assets of the Litigation Trust, if any; or

          (ii)   required to pay to the Litigation Trust or to any Holder any deficit upon dissolution of the Litigation Trust or otherwise.

        (b)   Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the CVR Certificates shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

        Section 10.02    Exculpation.

        (a)   To the fullest extent permitted by law, no Indemnified Person and no member of the Sponsor Group shall be liable, responsible or accountable in damages or otherwise to the Litigation Trust, the Holders or any Indemnified Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person or member of the Sponsor Group, except that the Sponsor or any Trustee shall be liable for any such loss, damage or claim incurred by reason of such party's gross negligence or willful misconduct with respect to such acts or omissions and, in any event, any liability will be limited to actual, proximate, quantifiable damages; provided, that nothing in this Section 10.02(a) is intended to limit the any Trustees' right to insurance obtained by the Litigation Trust and the proceeds of such insurance. In connection with purchasing insurance policies of the Litigation Trust, the Litigation Trustees or the Sponsor, as applicable, shall use reasonable best efforts to have the insurer expressly waive any right of subrogation on the part of the insurer against the

Trustees. Notwithstanding the preceding, the Litigation Trust, acting through the Litigation Trustees, may enforce, institute or maintain a suit, action or proceeding against Parent or Merger Sub for breach of any of its obligations under the CVR Agreement. Fees and expenses incurred by the Gingko Group in such a suit, action or proceeding described in the preceding sentence shall not be set off against the Litigation Proceeds (in order to calculate the CVR Payment Amounts).

        (b)   An Indemnified Person and any member of the Sponsor Group shall be fully protected in relying in good faith upon the records of the Litigation Trust and upon such information, opinions, reports or statements presented to the Litigation Trust by any Person as to matters the Indemnified Person or member of the Sponsor Group reasonably believes are within such other Person's professional or expert competence, and, if selected by such Indemnified Person or member of the Sponsor Group, has been selected by such Indemnified Person or member of the Sponsor Group with reasonable care by or on behalf of the Litigation Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which payment to Holders might properly be paid.

        Section 10.03    Fiduciary Duty.

        (a)   To the extent that, at law or in equity, an Indemnified Person or member of the Sponsor Group has duties (including fiduciary duties) and liabilities relating thereto to the Litigation Trust, the Holders or to any other Person, an Indemnified Person or member of the Sponsor Group acting under this Declaration shall not be liable to the Litigation Trust, the Holders or to any other Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person or member of the Sponsor Group otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person or member of the Sponsor Group. The Sponsor and the Trustees shall have only those duties set forth in this Declaration and, to the greatest extent permitted by applicable law, the Sponsor and the Trustees shall have no implied duties.

        (b)   Unless otherwise provided herein:

          (i)    Whenever a conflict of interest exists or arises between any Indemnified Person or member of the Sponsor Group, on the one hand, and the Litigation Trust or any Holder or any other Person on the other hand; or

          (ii)   Whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person or member of the Sponsor Group shall act in a manner that is, or provides terms that are, fair and reasonable to the Litigation Trust, any Holder or any other Person, such Indemnified Person or member of the Sponsor Group shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by such Indemnified Person or member of the Sponsor Group, the resolution, action or terms so made, taken or provided by such Indemnified Person or member of the Sponsor Group shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of such Indemnified Person or member of the Sponsor Group at law or in equity or otherwise.

        (c)   Whenever in this Declaration an Indemnified Person or member of the Sponsor Group is permitted or required to make a decision:

          (i)    in its "discretion" or under a grant of similar authority, the Indemnified Person or member of the Sponsor Group shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Litigation Trust, the Holders or any other Person; or

          (ii)   in its "good faith" or under another express standard, the Indemnified Person or member of the Sponsor Group shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

        Section 10.04    Indemnification.

        (a)   The Litigation Trust shall indemnify, to the fullest extent permitted by law, any Indemnified Person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of or relating to the Litigation Trust, the CVR Certificates, the distribution of the CVR Certificates, the Litigation or any acts or omissions of the Sponsor or the Trustees in their capacity or purportedly in their capacity as Sponsor or Trustees, as applicable, against any and all losses, liabilities, damages, judgments, demands, suits, claims, assessments, charges, fines, penalties and other costs and expenses, including attorneys' fees and expenses and other fees and expenses associated with the defense of a claim or incurred by such Indemnified Person in obtaining indemnification under this Declaration, whether or not in a formal proceeding (collectively, "Damages").

        (b)   Notwithstanding Section 10.04(a), no indemnification shall apply if plaintiffs establish in a final and nonappealable judicial determination by clear and convincing evidence that such damages arose because such Indemnified Person was grossly negligent or engaged in willful misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such Indemnified Person was grossly negligent or engaged in willful misconduct.

        (c)   To the fullest extent permitted by law, expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in Sections 10.04(a) shall be paid by the Litigation Trust in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking (without bond or security) by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Litigation Trust as authorized in this Section 10.04.

        (d)   All rights to indemnification under this Section 10.04 shall be deemed to be provided by a contract between the Litigation Trust and each Indemnified Person who serves in such capacity at any time while this Section 10.04 is in effect. Any repeal or modification of this Section 11.04 shall not affect any rights or obligations then existing.

        (e)   The Litigation Trust shall purchase and maintain, or shall cause to be purchased and maintained, insurance to cover its indemnification obligations set forth herein. The Litigation Trustees, on behalf of the Litigation Trust, shall provided notice to the other Trustees and the Sponsor, 30 days prior to the expiration or termination of such insurance.

        (f)    For purposes of this Section 10.04, references to "the Litigation Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger involving the Litigation Trust, so that any Person who is or was a director, Trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, Trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.04 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

        (g)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.04 shall continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

        Section 10.05    Outside Businesses.    Any Indemnified Person or member of the Sponsor Group may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Litigation Trust, and the Litigation Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Litigation Trust, shall not be deemed wrongful or improper. No Indemnified Person or member of the Sponsor Group shall be obligated to present any particular investment or other opportunity to the Litigation Trust even if such opportunity is of a character that, if presented to the Litigation Trust, could be taken by the Litigation Trust, and any Indemnified Person or member of the Sponsor Group shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Indemnified Person or member of the Sponsor Group may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, Trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates; provided that, as set forth in Section 3.04(a), the Institutional Trustee shall not offer or provide credit or credit enhancement to the Litigation Trust.

        Section 10.06    Compensation; Fee.    The Litigation Trust shall:

        (a)   pay to the Institutional Trustee and the Delaware Trustee from time to time, upon the approval of the Litigation Trustees, reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee); and

        (b)   except as otherwise expressly provided herein, reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the compensation and the expenses and disbursements of their respective agents and counsel).

        The provisions of Section 10.04 and this Section 10.06 shall survive the dissolution of the Litigation Trust and the termination of this Declaration and the removal or resignation of any Trustee.

ARTICLE XI.
ACCOUNTING

        Section 11.01    Fiscal Year.    The fiscal year ("Fiscal Year") of the Litigation Trust shall be the calendar year, or such other year as is required by the Code.

        Section 11.02    Certain Accounting Matters.

        (a)   At all times during the existence of the Litigation Trust, the Litigation Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Litigation Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Litigation Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Litigation Trust by a firm of independent certified public accountants selected by the Litigation Trustees.

        (b)   The Litigation Trustees, with the cooperation of the Institutional Trustees, shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statement required by the Code, containing such information with regard to the CVR

Certificates held by each Holder as is required by the Code and the regulations promulgated thereunder. Notwithstanding any right under the Code to deliver any such statement at a later date, the Litigation Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Litigation Trust.

        (c)   The Litigation Trustees shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Litigation Trustees on behalf of the Litigation Trust with any state or local taxing authority.

        Section 11.03    Banking.    The Litigation Trust may maintain one or more bank accounts in the name and for the sole benefit of the Litigation Trust; provided, however, that all payments received by the Litigation Trust pursuant to the CVR Agreement shall be maintained separately from other funds.

        Section 11.04    Withholding.    The Litigation Trustees or any Paying Agent shall comply with all withholding requirements under United States federal, state and local law. The Litigation Trustees or any Paying Agent shall request, and the Holders shall provide to the Litigation Trustees or any Paying Agent, as applicable, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Litigation Trustees or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Litigation Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Litigation Trustees or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Litigation Trustees or any Paying Agent may reduce subsequent distributions by the amount of such withholding. The Litigation Trustees and any Paying Agent may retain counsel (which may be counsel to the Litigation Trust or counsel to any member of the Gingko Group) and/or outside advisors that it reasonably believes to be experts with respect to tax matters, and the Institutional Trustee and any Paying Agent shall be deemed to have satisfied the requirements of the first sentence by retaining such expert(s) for such purpose and acting in accordance with the instructions of such expert(s), and they shall not be liable for any actions taken or not taken at the direction of such expert(s).

ARTICLE XII.
AMENDMENTS AND MEETINGS

        Section 12.01    Amendments.

        (a)   Except as otherwise provided in this Declaration, this Declaration may only be amended by a written instrument approved and executed by:

          (i)    the Sponsor;

          (ii)   the Institutional Trustee;

          (iii)  the Litigation Trustees in accordance with the last sentence of Section 3.10(a); and

          (iv)  if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

        (b)   Notwithstanding any other provision of this Article XII, no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Institutional Trustee shall have first received:

            (A)  an Officers' Certificate from the Litigation Trustees that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the CVR Certificates); and

            (B)  an opinion of counsel (who may be counsel to the Litigation Trust or the Litigation Trustees) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the CVR Certificates).

            (C)  an opinion of a nationally recognized outside counsel to the Litigation Trust experienced in such matters and selected by Litigation Trustees to the effect that such amendment will not cause the Litigation Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

            (D)  Except as provided in this Section 12.01, no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Holders of a majority of the CVR Certificates then outstanding shall have consented to such amendment.

            (E)  In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not, except as permitted by this Section 12.01, be amended to (i) discriminate among Holders, (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such occurrence, or (iii) modify the definition of Payment Amount.

            (F)  Section 2.03(a) and this Section 12.01 shall not be amended without the consent of the Holders of 66 2/3 percent of the CVR Certificates then outstanding.

            (G)  No amendment that materially adversely affects the rights, powers, immunities or indemnities of the Delaware Trustee, Institutional Trustee, the Litigation Trustees or the Sponsor under this Declaration may be made without the consent of such affected person.

            (H)  Subject to Section 12.01(b), this Declaration may be amended by the Sponsor, the Institutional Trustee and the Litigation Trustees without the consent of the Holders of the CVR Certificates:

              (i)    to cure any ambiguity;

              (ii)   to correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

              (iii)  to add to the covenants, restrictions or obligations of the Litigation Trustees or to alter the allocation of duties between the Litigation Trustees and the Institutional Trustee;

              (iv)  to modify, eliminate or add to any provision of this Declaration to such extent as may be necessary to ensure that the Litigation Trust (a) will be classified for United States federal income tax purposes at all times as a grantor trust, (b) will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in any applicable Rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) or (c) is able to issue additional CVR Certificates;

    provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), (iii) or (iv) shall adversely affect the powers, preferences or special rights of Holders or cause the Litigation Trust to fail to continue to be classified as a grantor trust for purposes of United States federal income taxation.

            (I)   The Sponsor, Institutional Trustee and Delaware Trustee may, but shall have no obligation to, execute any amendment which materially adversely affects its rights, powers, immunities or indemnities.

        (c)   Any amendment permitted under this Section 12.02 shall be presented by a Litigation Trustee to the other Trustees and the Sponsor for approval and execution in accordance with this Section 13.02. Any such amendment shall be delivered to the Institutional Trustee upon its effectiveness and shall be filed by the Litigation Trustees with the Commission if and as appropriate under applicable law in the opinion of the Litigation Trustees.

        Section 12.02    Meetings of Holders of CVR Certificates; Action by Written Consent.

        (a)   Meetings of the Holders may be called at any time by the Litigation Trustees to consider and act on any matter on which Holders are entitled to act under the terms of this Declaration, the terms of the CVR Certificates or the rules of any stock exchange or automated quotation system on which the CVR Certificates are listed or admitted for trading, if any. The Litigation Trustees shall call a meeting of the Holders if directed to do so by the Holders of at least 25% of CVR Certificates. Such direction shall be given by delivering to the Litigation Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called.

        (b)   Except to the extent otherwise provided in the terms of the CVR Certificates, the following provisions shall apply to meetings of Holders:

          (i)    notice of any such meeting (with a copy to the Institutional Trustee) shall be given by the Litigation Trustees to all the Holders having a right to vote thereat at least 20 days and not more than 60 days before the date of such meeting.

        Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange or automated quotation system on which the CVR Certificates are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of CVR Certificates that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Litigation Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Litigation Trust within the time specified by the Litigation Trustees;

          (ii)   each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the Statutory Trust Act or the Delaware General Corporation Law relating to proxies; each meeting of the Holders shall be conducted by the Litigation Trustees or by such other Person that the Litigation Trustees may designate; and

          (iii)  unless the Statutory Trust Act, this Declaration or the terms of the CVR Certificates or the listing rules of any stock exchange on which the CVR Certificates are then listed for trading, if any, otherwise provide, the Litigation Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

ARTICLE XIII.
REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

        Section 13.01    Representations and Warranties of the Institutional Trustee.    The entity that acts as initial Institutional Trustee represents and warrants to the Litigation Trust and to the Sponsor at the date of this Declaration, and each entity that acts as a Successor Institutional Trustee represents and warrants to the Litigation Trust at the time of such entity's acceptance of its appointment as Successor Institutional Trustee, that:

        (a)   the entity is a corporation or banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States or a State thereof with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

        (b)   the execution, delivery and performance by the entity of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the entity, and it constitutes a legal, valid and binding obligation of the entity, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

        (c)   the execution, delivery and performance of this Declaration by the entity does not conflict with or constitute a breach of the charter or by-laws of the entity.

        Section 13.02    Representations and Warranties of the Delaware Trustee.    The Trustee that acts as initial Delaware Trustee represents and warrants to the Litigation Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Litigation Trust at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

          (a)   the Delaware Trustee, if other than an individual, is duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b)   the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

          (c)   the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Litigation Trust the requirements of Section 3807 of the Statutory Trust Act.

ARTICLE XIV.

MISCELLANEOUS

        Section 14.01    Notices.    All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a)   if given to the Litigation Trust, in care of the Litigation Trustees and the Institutional Trustee at the addresses set forth below (or such other address as the Litigation Trust may give notice of to the Holders of the CVR Certificates):

    [Name of First CVR Rights Agent], Litigation Trustee
    Information Resources, Inc. Litigation Contingent Payment Rights Trust
     [Address]
    Facsimile: [            ]

  with a copy to:

    [Name of Second CVR Rights Agent], Litigation Trustee
    Information Resources, Inc. Litigation Contingent Payment Rights Trust
     [Address]
    Facsimile: [            ]

  and to:

    Wachovia Bank of Delaware, National Association
    One Rodney Square
    Suite 102
    920 King Street
    New Castle County
    Wilmington, DE 19801
    Attention: Corporate Trust Administration
    Facsimile: (302) 888-7544

          (b)   if given to the Sponsor, at the mailing address set forth below (or such other address as the Sponsor may give notice of to the Litigation Trustees):

    Information Resources, Inc.
    150 North Clinton Street
    Chicago, IL 60661
    Attention: General Counsel
    Facsimile: (312) 726-0541

          (c)   if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the CVR Certificates):

    Wachovia Bank of Delaware, National Association
    One Rodney Square
    Suite 102
    920 King Street
    New Castle County
    Wilmington, DE 19801
    Attention: Corporate Trust Administration
    Facsimile: (302) 888-7544

          (d)   if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the CVR Certificates).

    One Rodney Square
    Suite 102
    920 King Street
    New Castle County
    Wilmington, DE 19801
    Attention: Corporate Trust Administration
    Facsimile: (302) 888-7544

          (e)   if given to the Litigation Trustees, at each mailing address set forth below (or such other address as the Litigation Trust may give notice of to the Holders of the CVR Certificates):

    [Name], Litigation Trustee
    Information Resources, Inc.Litigation Contingent Payment Rights Trust
     [Address]
    Facsimile: [    ]

    [Name], Litigation Trustee
    Information Resources, Inc. Litigation Contingent Payment Rights Trust
     [Address]
    Facsimile: [    ]

          (f)    if given to any Holder, at the address set forth on the books and records of the Litigation Trust.

        All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver the same.

        Section 14.02    Governing Law.    This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that, to the fullest extent permitted by law, there shall not be applicable to the Litigation Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts, other than the Delaware Statutory Trust Act, that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of Trustee accounts or schedules of Trustee fees and charges, (b) affirmative requirements to post bonds for Trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the trustees as set forth or referenced in this Declaration. Section 3540 and, to the fullest extent permitted by applicable law, Section 3561, of Title 12 of the Delaware Code shall not apply to the Litigation Trust.

        Section 14.03    Intention of Parties.    It is the intention of the parties hereto that the Litigation Trust be classified for United States federal income tax purposes as a grantor trust that is formed to hold the Commitment and receive payments pursuant to the CVR Agreement for distribution to holders of CVR Certificates, as provided for herein. The provisions of this Declaration shall be interpreted to further this intention of the parties.

        Section 14.04    Headings.    Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

        Section 14.05    Successors and Assigns.    Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

        Section 14.06    Partial Enforceability.    If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

        Section 14.07    Specific Performance.    The Sponsor and the Litigation Trustees hereby agree that the obligations imposed on each such party in this Declaration are special, unique and of an extraordinary character, and that, in the event of breach by such party, damages would not be an adequate remedy and the injured party shall be entitled to specific performance and injunctive and other equitable relief, including declaratory relief, in addition to any other remedy to which it may be entitled, at law or in equity; and each such party hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

        Section 14.08    Counterparts.    This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Sponsor to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

        Section 14.09    Consent to Jurisdiction.    The Trustees, the Sponsor and any Person becoming a Holder hereunder hereby consent to (i) the non-exclusive jurisdiction of the Courts of the State of Delaware and any Federal Court sitting in Wilmington, Delaware, and (ii) service of process by mail at their last known address.

        Section 14.10    Default Rules.    Regardless of whether this Declaration specifically refers to particular Default Rules:

          (a)   if any provision of this Declaration conflicts with a Default Rule, the provision of this Declaration controls and the Default Rule is modified or negated accordingly to the fullest extent permitted under the Statutory Trust Act,

          (b)   if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Declaration, the Default Rule is modified or negated accordingly to the fullest extent permitted under the Statutory Trust Act, and

          (c)   the fact that some Default Rules are referred to herein shall not limit the application of Section 14.10(a) or (b) in those instances where no Default Rule has been referred to herein.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

INFORMATION RESOURCES, INC.
By:	Name: Title:
WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, as Delaware Trustee
By:	Name: Title:
WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, as Institutional Trustee
By:	Name: Title:
By:	as Litigation Trustee
By:	as Litigation Trustee

EXHIBIT A TO DECLARATION OF TRUST
FORM OF CONTINGENT VALUE RIGHTS CERTIFICATE

[FORM OF FACE OF CERTIFICATE]

[The following two paragraphs apply only to Certificates in global form.]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE LITIGATION TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [CEDE & CO.], OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.]

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

CERTIFICATE NUMBER	NUMBER OF CONTINGENT VALUE RIGHTS CERTIFICATES
CUSIP NO: [ ]

CERTIFICATE EVIDENCING UNDIVIDED BENEFICIAL INTERESTS
IN THE ASSETS OF
INFORMATION RESOURCES, INC.
LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
CONTINGENT VALUE RIGHTS CERTIFICATES

        INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST, a statutory trust created under the laws of the State of Delaware (the "Litigation Trust"), hereby certifies that (the "Holder") is the registered owner of                         (                        ) certificates of the Litigation Trust representing undivided beneficial interests in the assets of the Litigation Trust, designated the Contingent Value Rights Certificates (the "CVR Certificates"). Subject to the Declaration (as defined below), the CVR Certificates are transferable on the books and records of the Litigation Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The CVR Certificates represented hereby are issued pursuant to the designation, rights, privileges, restrictions, preferences and other terms and provisions of, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Litigation Trust, dated as of [                        ], as amended (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Institutional Trustee will provide a copy of the Declaration to the Holder without charge upon written request to the Litigation Trust at its principal place of business.

        Upon receipt of this CVR Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

        This CVR Certificate is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

        IN WITNESS WHEREOF, the Litigation Trust has duly executed this Contingent Value Rights Certificate.

INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
By:	INFORMATION RESOURCES, INC., as Sponsor
By:	Name Title:
[OR]
By:	Name Title: Litigation Trustee

CERTIFICATE OF AUTHENTICATION

This is one of the CVR Certificates referred to in the within-mentioned Declaration.

WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, as Institutional Trustee
By:	Name: Title:

QuickLinks

  Exhibit 99.4
FORM OF AMENDED AND RESTATED DECLARATION OF TRUST OF INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
Table of Contents
AMENDED AND RESTATED DECLARATION OF TRUST
ARTICLE I. INTERPRETATION AND DEFINITIONS
ARTICLE II. ORGANIZATION
ARTICLE III. TRUSTEES
ARTICLE IV. PAYMENTS TO HOLDERS
ARTICLE V. [RESERVED]
ARTICLE VI. ISSUANCE AND DISTRIBUTION OF CVR CERTIFICATES
ARTICLE VII. DISSOLUTION AND TERMINATION OF LITIGATION TRUST
ARTICLE VIII. TRANSFER OF INTERESTS
ARTICLE IX. HOLDERS OF CVR CERTIFICATES
ARTICLE X. LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS
ARTICLE XI. ACCOUNTING
ARTICLE XII. AMENDMENTS AND MEETINGS
ARTICLE XIII. REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE
ARTICLE XIV. MISCELLANEOUS
EXHIBIT A TO DECLARATION OF TRUST FORM OF CONTINGENT VALUE RIGHTS CERTIFICATE
[FORM OF FACE OF CERTIFICATE]
CERTIFICATE EVIDENCING UNDIVIDED BENEFICIAL INTERESTS IN THE ASSETS OF INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST CONTINGENT VALUE RIGHTS CERTIFICATES
CERTIFICATE OF AUTHENTICATION